PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

             THE STRONG GROWTH AND INCOME FUND - INSTITUTIONAL CLASS

                Supplement to the Prospectus dated March 1, 2001


The following disclosure is revised under the headings "Fund Structure" and "Multiple Class Plan" on pages 3 and 10, respectively, of the Prospectus.

     The fund has adopted a multiple class plan and may offer one or more classes of shares. Only the Institutional Class shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

          The date of this Prospectus Supplement is December 28, 2001.